UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds
(Exact name of registrant as specified in charter)

1530 Hilton Head Road, Suite 210, El Cajon, CA 92019
(Address of principal executive offices) (Zip code)

Cody Martinez
1530 Hilton Head Road, Suite 210, El Cajon, CA 92019
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Sycuan Value Fund

ANNUAL REPORT September 30, 2009

Sycuan Value Fund
Annual Report
September 30, 2009

Fellow Shareholders,

For the one year period ended September 30, 2009, the Sycuan Value Fund returned -7.39% versus -6.91% for the S&P 500 Index. Since inception on October 10, 2003, the annualized rate of return for the Sycuan Value Fund has been 0.24% versus 1.95% for the S&P 500 Index. As of September 30, 2009 assets under management in the Sycuan Value Fund were $5.15 million and the Fund owns shares of common stock in 36 companies.

The healthcare sector continues to be the largest in the Sycuan Value Fund. Although currently challenged by concerns about government imposed health care reform, productivity in research and development and ongoing patent expirations, our health care businesses are improving profitability by expanding into emerging markets, cost cutting and focusing on capital spending on health issues of utmost urgency: oncology, HIV/AIDS treatment, dementia/Alzheimer's disease, obesity and diabetes. Even with lower revenue growth, many pharmaceutical companies are highly profitable with productive research and development efforts on multiple fronts. These firms continue to repurchase shares of their common stock and pay generous dividends because they generate large and predictable amounts of free cash flow from their operations. In addition, their rates of return on capital employed are usually considerably higher than those demonstrated in other industries. Our holdings such as Pfizer, Sanofi-Aventis, Novartis, Johnson & Johnson, AstraZeneca and WellPoint, Inc. represent a large percentage of industry market share, sales, and profits. More importantly, these businesses are attractively priced today because investors are paying for their current mix of pharmaceutical products while receiving for "free" the extensive amount of future value that will be created from their current research & development expenditures.

The Sycuan Value Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce risk of permanent capital loss by purchasing common stock of businesses worldwide at prices that are attractive relative to their intrinsic valuations. We seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely yours,

Arthur Q. Johnson, CFA
Portfolio Manager

2009 Annual Report 1

Sycuan Value Fund

PERFORMANCE INFORMATION (Unaudited)

September 30, 2009 NAV $8.71

Average annual total returns for the periods ended September 30, 2009.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Sycuan Value Fund	-7.39%	-8.20%	-2.01%	0.24%
Standard & Poor’s 500 Index(B)	-6.91%	-5.43%	1.01%	1.95%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan Value Fund was October 10, 2003.

(B)The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-899-8344.

2009 Annual Report 2

Sycuan Value Fund (Unaudited)

                                                             Sycuan Value Fund
                                        by Industry Sectors (as a percentage of Net Assets)

PROXY VOTING GUIDELINES (Unaudited)

     A.Q. Johnson & Co., Inc., the Fund’s Sub-Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Sub-Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number 1-888-899-8344. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2009 Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on April 1, 2009 and held through September 30, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2009 to
	April 1, 2009	September 30, 2009	September 30, 2009

Actual	$1,000.00	$1,525.39	$9.50

Hypothetical	$1,000.00	$1,017.55	$7.59
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2009 Annual Report 4

Sycuan Value Fund

	Schedule of Investments
	September 30, 2009

Shares/Principal Amount	Fair Value	% of Net Assets

COMMON STOCKS
Beverages
2,500 Diageo plc **	$ 153,725	2.99%
Computer Communications Equipment
9,000 Cisco Systems, Inc. *	211,860	4.11%
Electronic & Other Electrical
11,500 General Electric Co.	188,830	3.67%
Electronic Computers
10,000 Dell Inc. *	152,600	2.96%
Electronic Connectors
1,500 Tyco International Ltd. (Switzerland)	51,720	1.00%
Fire, Marine & Casualty Insurance
925 American International Group Inc.	40,801
3,500 The Travelers Companies, Inc.	172,305
	213,106	4.14%
General Industrial Machinery & Equipment
5,000 Illinois Tool Works Inc.	213,550
7,000 Ingersoll-Rand Co. Ltd.	214,690
	428,240	8.32%
Hospital & Medical Service Plans
5,000 WellPoint Inc. *	236,800	4.60%
Household Appliances
1,200 Whirlpool Corp.	83,952	1.63%
Industrial Trucks, Tractors, Trailers & Stackers
2,500 Terex Corp. *	51,825	1.01%
National Commercial Banks
12,000 Bank of America Corporation	203,040
11,000 Citigroup Inc.	53,240
6,000 US Bancorp	131,160
	387,440	7.52%
Newspapers: Publishing or Publishing & Printing
12,000 News Corporation - Class B	167,880	3.26%
Pharmaceutical Preparations
3,000 AstraZeneca plc **	134,850
3,000 Johnson & Johnson	182,670
2,500 Novartis AG **	125,950
14,000 Pfizer Inc.	231,700
4,500 Sanofi-Aventis **	166,275
	841,445	16.34%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
5,000 Dow Chemical Co.	130,350	2.53%
Pumps & Pumping Equipment
2,000 ITT Corporation	104,300	2.03%
Radiotelephone Communications
5,000 SK Telecom Co. Ltd. **	87,250	1.69%
Savings Institution, Federally
2,550 HSBC Holdings plc **	146,243	2.84%
Services - Advertising Agencies
3,500 Omnicom Group Inc.	129,290	2.51%
Services - Business Services
7,500 eBay Inc. *	177,000	3.44%
Services - Miscellaneous Amusement & Recreation
3,500 Walt Disney Co.	96,110	1.87%

*Non-Income Producing Securities. ** ADR - American Depository Receipt. The accompanying notes are an integral part of the financial statements.

2009 Annual Report 5

Sycuan Value Fund

	Schedule of Investments
	September 30, 2009

Shares/Principal Amount	Fair Value	% of Net Assets
COMMON STOCKS
Services - Motion Picture and Video
1,255 Time Warner Cable Inc.	$ 54,078
5,000 Time Warner Inc.	143,900
	197,978	3.85%
Services - Prepackaged Software
9,500 Microsoft Corporation	244,340	4.75%
Ship & Boat Building & Repairing
1,000 General Dynamics Corp.	64,600	1.25%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,300 Procter & Gamble Co.	133,216	2.59%
Surgical & Medical Instruments & Apparatus
3,000 3M Co.	221,400	4.30%
Telecommunications
1,000 Telefonica SA **	82,910	1.61%
Wholesale - Groceries & Related
3,000 Sysco Corp.	74,550	1.45%
Total for Common Stock (Cost $6,209,369)	$ 5,058,960	98.26%
Cash Equivalents
85,854 First American Treasury Obligation Fund Cl Y 0.00% ***	$85,854	1.67%
(Cost - $85,854)
Total Investments	5,144,814	99.93%
(Cost - $6,295,223)
Other Assets in Excess of Liabilities	3,776	0.07%
Net Assets	$ 5,148,590	100.00%

** ADR - American Depository Receipt.
***Variable Rate Security; The Yield Rate shown represents
the rate at September 30, 2009.
The accompanying notes are an integral part of the
financial statements.

2009 Annual Report 6

Sycuan Value Fund

Statement of Assets and Liabilities
September 30, 2009

Assets:
Investment Securities at Fair Value	$ 5,144,814
(Cost - $6,295,223)
Dividends Receivable	10,053
Total Assets	5,154,867
Liabilities:
Management Fees Payable	6,277
Total Liabilities	6,277

Net Assets	$ 5,148,590
Net Assets Consist of:
Capital Paid In	6,520,935
Accumulated Undistributed Net Investment Income	45,199
Accumulated Realized Gain (Loss) on Investments - Net	(267,135)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(1,150,409)
Net Assets, for 591,094 Shares Outstanding	$ 5,148,590
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($5,148,590/591,094 shares)	$ 8.71

Statement of Operations
For the fiscal year ended September 30, 2009
Investment Income:
Dividends (Net of foreign withholding taxes and fees of $1,439)	$ 103,504
Interest	84
Total Investment Income	103,588
Expenses:
Management Fees	58,389
Total Expenses	58,389

Net Investment Income	45,199

Realized and Unrealized Loss on Investments:
Net Realized Loss on Investments	(258,366)
Net Change In Unrealized Depreciation on Investments	(12,173)
Net Realized and Unrealized Loss on Investments	(270,539)

Net Increase/(Decrease) in Net Assets from Operations	$ (225,340)

The accompanying notes are an integral part of the financial statements.

2009 Annual Report 7

Sycuan Value Fund

Statements of Changes in Net Assets
	10/1/2008	10/1/2007
	to	to
	9/30/2009	9/30/2008
From Operations:
Net Investment Income	$ 45,199	$ 58,020
Net Realized Loss on Investments	(258,366)	(8,878)
Net Change In Unrealized Depreciation	(12,173)	(1,714,573)
Decrease in Net Assets from Operations	(225,340)	(1,665,431)
From Distributions to Shareholders:
Net Investment Income	(58,010)	(32,922)
Net Realized Gain from Security Transactions	0	(270,801)
Change in Net Assets from Distributions	(58,010)	(303,723)
From Capital Share Transactions:
Proceeds From Sale of Shares	492,891	531,929
Net Asset Value of Shares Issued on Reinvestment of Distributions	57,954	303,723
Cost of Shares Redeemed	(60,368)	(111,406)
Net Increase from Shareholder Activity	490,477	724,246
Net Increase (Decrease) in Net Assets	207,127	(1,244,908)

Net Assets at Beginning of Period	4,941,463	6,186,371
Net Assets at End of Period (including accumulated undistributed	$ 5,148,590	$ 4,941,463
net investment income of $45,172 and $57,983)
Share Transactions:
Issued	74,347	46,364
Reinvested	8,498	25,101
Redeemed	(8,660)	(9,938)
Net Increase in Shares	74,185	61,527
Shares Outstanding Beginning of Period	516,909	455,382
Shares Outstanding End of Period	591,094	516,909

Financial Highlights
Selected data for a share outstanding throughout the period:
	10/1/2008	10/1/2007	10/1/2006	10/1/2005	10/1/2004
	to	to	to	to	to
	9/30/2009	9/30/2008	9/30/2007	9/30/2006	9/30/2005
Net Asset Value -
Beginning of Period	$ 9.56	$ 13.59	$ 12.11	$ 12.26	$ 11.21
Net Investment Income (a)	0.08	0.12	0.08	0.08	0.07
Net Gains or Losses on Securities (b)
(realized and unrealized)	(0.82)	(3.50)	1.45	0.39	1.27
Total from Investment Operations	(0.74)	(3.38)	1.53	0.47	1.34
Distributions (From Net Investment Income)	(0.11)	(0.07)	(0.05)	(0.06)	(0.07)
Distributions (From Capital Gains)	0.00	(0.58)	0.00	(0.56)	(0.22)
Total Distributions	(0.11)	(0.65)	(0.05)	(0.62)	(0.29)
Net Asset Value -
End of Period	$ 8.71	$ 9.56	$ 13.59	$ 12.11	$ 12.26
Total Return (c)	(7.39)%	(25.87)%	12.67%	4.34%	11.96%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,149	4,941	6,186	3,875	1,828
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	1.16%	1.03%	0.62%	0.67%	0.64%
Portfolio Turnover Rate	16.16%	34.93%	27.77%	64.43%	33.77%

(a) Based on Average Daily Shares Outstanding.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
The accompanying notes are an integral part of the
financial statements.

2009 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
SYCUAN VALUE FUND
September 30, 2009

1.) ORGANIZATION
Sycuan Value Fund (the "Fund"), is a non-diversified series of the Sycuan Funds (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. Prior to February 15, 2008, Sycuan Value Fund was named Sycuan US Value Fund. The Fund commenced operations on October 10, 2003. The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
All investments in securities are recorded at their estimated fair value, as described in note 3. FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued.

3.) SECURITIES VALUATIONS
As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

2009 Annual Report 9

Notes to the Financial Statements - continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in A.Q. Johnson & Co.’s (the “Sub-Adviser”) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Trustees has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2009:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,058,960	$0	$0	$5,058,960
Money Market Fund	85,854	0	0	85,854
Total	$5,144,814	$0	$0	$5,144,814

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended September 30, 2009.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective April 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the fiscal year ended September 30, 2009.

2009 Annual Report 10

Notes to the Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”). For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended September 30, 2009, the Adviser earned management fees totaling $58,389 of which $6,277 was due to the Adviser on September 30, 2009. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and indirect expenses (such as expenses incurred by other investment companies in which the Fund invests).

The Adviser has engaged A.Q. Johnson & Co., Inc. (the “A.Q. Johnson” or the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser pays the Sub-Adviser compensation at the annual rate of 0.50% of the Fund's average daily net assets. During the fiscal year ended September 30, 2009, A.Q. Johnson waived its sub-advisory fee.

5.) RELATED PARTY TRANSACTIONS
A control person of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser. The Trustees who are not interested persons of the Fund were paid $4,000 each in Trustees’ fees for the fiscal year ended September 30, 2009 by the Adviser.

6.) INVESTMENTS
For the fiscal year ended September 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,094,465 and $631,941 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of investments owned at September 30, 2009 was $6,551,895. At September 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$565,050	($1,972,131)	($1,407,081)

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2009, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 35.47% of the Fund and Johnson Family 1995 Rev. Trust, which is affiliated with the Sub-Adviser, held, in aggregate, 33.85% of the Fund, and thus each may be deemed to control the Fund.

8.) CAPITAL SHARES
At September 30, 2009, an unlimited number of shares of beneficial interest were authorized. 591,094 shares were issued and outstanding and paid in capital was $6,520,935.

9.) DISTRIBUTIONS
On December 29, 2008, the Fund declared distributions from ordinary income of $0.1124 per share paid to shareholders of record on December 26, 2008.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008, respectively, were as follows:

Distributions paid from	September 30, 2009	September 30, 2008

Ordinary Income:	$ 58,010	$ 32,922
Short-term Capital Gain	0	0
Long-term Capital Gain	0	270,801
	$ 58,010	$ 303,723

As of September 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary
income/(accumulated losses)	$ 45,199
Undistributed long-term capital
gain/(accumulated losses)	(10,463)

Unrealized appreciation/(depreciation)	(1,407,081)
$(1,372,345)

2009 Annual Report 11

Notes to the Financial Statements - continued

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of post-October losses. The Fund elected to defer post-October losses in the amount of $256,781 for the year ended September 30, 2009.

10.) LOSS CARRYFORWARDS
At September 30, 2009, the Fund had available for federal tax purposes an unused capital loss carryfor-ward of $10,463 which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2009 Annual Report 12

ADDITIONAL INFORMATION (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On September 11, 2009 the Board of Trustees (the “Board” or “Trustees”) considered the renewal of the Management Agreement (the "Agreement") between the Adviser and the Trust, on behalf of the Fund. In approving the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

To assist the Trustees in their renewal of the Agreement, the Board was supplied with written materials from the Adviser in advance of the meeting. In addition to the foregoing materials, legal counsel to the Trust provided, in advance of the meeting, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to renewal of investment advisory contracts. The Trustees reviewed the history of the Adviser, including its background and investment management experience, as well as the Fund's performance since inception on October 10, 2003 as compared with various benchmarks. As to the performance of the Fund, the report included information regarding the performance of the Fund compared to the Standard & Poor's 500 as well as a group of funds of similar size, style and objective (the "Peer Group"). The Fund had an annualized return of (2.99%) from inception to June 30, 2009 compared to (0.52%) for the Standard and Poor's 500. For the one year period ended June 30, 2009 the Fund had a total return of (27.19%) compared to (26.21%) for the Standard and Poor's 500 and (26.87%) for the Peer Group. Year-to-date through June 30, 2009 the Fund was 2.70% compared to 3.16% for the Standard and Poor's 500 and 2.00% for the Peer Group. The Trustees noted that the Fund's performance was within the range its Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Trustees analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Trustees expressed satisfaction with the quality of the services received from the Adviser, especially the quality of the reporting.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisery fees and expense ratios based on publicly available data and drawn from its Peer Group. Included in the comparison were funds with similar asset ranges. It was noted that while the Adviser's gross management fee was the highest in the Peer Group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses, including 0.50% of the Fund's average daily net assets for sub-adviser services. In addition, the Adviser provides marketing, administrative and compliance services to the Fund at no additional expense. The Trustees also noted that the Fund's current expense ratio of 1.50% was near the average expense ratio of 1.49% for the Peer Group. Finally, the Trustees noted that there were several funds with expense ratios that were significantly higher than the Fund's. Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Trustees reviewed the Adviser's balance sheet and a summary prepared by the Adviser that detailed the profit or loss realized by the Adviser in providing advisery services to the Fund, including the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from its services to the Fund. The Trustees noted that the Adviser was not making a profit from the investment management services it provides to the Fund and did not derive any other benefits from its relationship with the Fund. The Trustees then discussed the fact that the Adviser may consider a reduction in management fees as the assets of the Fund increase. The Trustees noted that shareholders may benefit from fee reductions as the Fund grows.

The Trustees, after further consideration, then concluded that the Agreement was fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that renewal of the Agreement would be in the best interests of the Fund and its shareholders.

2.) APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

On September 11, 2009, the Board of Trustees considered the renewal of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund and A.Q. Johnson & Co., Inc. In approving the Sub-Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Sub-Adviser; (ii) the nature, extent and quality of the services provided by the Sub-Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

2009 Annual Report 13

Additional Information (Unaudited) - continued

The Board then discussed the terms of the Sub-Advisory Agreement. The Board reviewed the history of the Sub-Adviser, including its background and investment management experience, as well as its investment and research strategy and its general strengths. A summary of information was provided to the Board regarding various matters, such as the Sub-Adviser's financial condition and performance, as well as its management fees, expenses, and investment personnel.

As to the performance of the Fund, the Trustees noted that they had reviewed the performance of the Fund during the renewal of the Management Agreement and found that the Fund's performance was within the range of the Standard & Poor's 500 and the Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality if the services to be provided by the Sub-Adviser. The Trustees analyzed the Sub-Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Sub-Adviser. The Trustees also considered the daily portfolio compliance that is provided by the Sub-Adviser. Taking into account the experience of its personnel and the services to be provided to the Fund, the Trustees expressed satisfaction with the quality of the services received from the Sub-Adviser.

Turning to the level of the sub-advisery fee paid to the Sub-Adviser, the Board was presented with a comparative analysis of advisery fees of comparable funds (the "Peer Group"). The Trustees noted that the 0.50% sub-advisery fee to be paid to the Sub-Adviser was lower than the advisery fee paid by the vast majority of the funds in the Peer Group. Having considered the comparative data, the Board concluded that the sub-advisery fee paid to the Sub-Adviser is reasonable.

Next, in reviewing the costs of services to be provided and the profits to be realized by the Sub-Adviser, the Board noted that the firm would not receive a sub-advisery fee until assets reached $10 million. As a result, the Sub-Adviser projected its relationship with the Fund would be unprofitable for some time. Although there were no economies of scale to be realized at this time, the Sub-Adviser's representative noted that breakpoints would be considered if and when economies of scale are realized. The Trustees also concluded that the Sub-Adviser was not deriving any other benefits from its relationship with the Fund.

After further consideration, the Trustees, including the Independent Trustees, concluded that the nature and extent of services required of the Sub-Adviser were reasonable and consistent with the Trustees’ expectations. The Trustees also concluded that the Sub-Adviser has the resources to provide quality sub-advisery services to the Fund.

After further consideration, the Trustees, including the Independent Trustees, concluded that the continuance of the Sub-Advisory Agreement would be in the best interests of the Fund.

2009 Annual Report 14

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees Sycuan Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sycuan Funds, comprising the Sycuan Value Fund (the "Fund") as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sycuan Value Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio November 30, 2009

2009 Annual Report 15

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2009 Annual Report 16

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Additional information regarding the Trustees may be found in the Statement of Additional Information, which is available, without charge, upon request, by calling [1-888-899-8344]. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The trustees and officers of the Trust and their principal business activities during the past five years are:

Officers and Interested Trustees

Name,	Position	Length of	Principal	Number of	Other
Address (1),	with the	Time Served	Occupation(s)	Portfolios in	Directorships
and Age	Trust		During	Fund	Held By
			Past 5 Years	Complex	Trustee or Officer
Overseen By
Trustee
Cody Martinez	President	Since 2005	Commissioner, Sycuan Gaming	1	None
Year of Birth: 1981			Commission (2003 to current);
Enrollment, Sycuan Band of the
Kumeyaay Nation (1999 to
current).

John N. Tang(2)*,	Secretary	Since 2003	President, Sycuan Tribal	1	None
Year of Birth: 1951	and Trustee		Development Corporation (1992
to 2005). CEO - Tribal
Operations, Buena Vista
Rancheria (2006 to current).

Jeffrey R. Provence(2),	Treasurer,	Since 2003	CEO, Premier Fund Solutions,	1	Blue Chip
Year of Birth: 1969	Chief		Inc. (2001-Present). General		Investor Funds,
	Compliance		Partner and Portfolio Manager for		Wireless Fund
	Officer and		Value Trend Capital Management,
	Trustee		LP (1995 to current).

(1) The address, of each trustee and officer is c/o Sycuan Funds, 1530 Hilton Head Road, Suite 210, El Cajon, CA 92019.
(2)John N. Tang and Jeffrey R. Provence are considered “interested persons” of the Trust, as defined in Section 2(a)(19) of the
Investment Company Act of 1940, because each is an officer of the Adviser.
* The trustee resigned from the Sycuan Funds Board of Trustees on September 11, 2009.

Independent Trustees

Name,			Principal	Number of	Other
Address (3),	Position	Length of	Occupation(s)	Portfolios in	Directorships Held
and Age	with the	Time Served	During	Fund Complex	By
	Trust		Past 5 Years	Overseen By	Trustee or Officer
Trustee

DeWitt F. Bowman,	Trustee	Since 2003	Principal, Pension Investment	1	Brandes Invest-
C.F.A.*			Consulting, since 1994. Interim		ment Trust,
Year of Birth: 1930			Treasurer to the Regents and Vice		RREEF America III
			President for Investments -		REIT, Wilshire
			University of California from 2000		Mutual Funds, PCG
			to 2001. Formerly Chief Investment		Private Equity
			Officer of the California Public		Fund, Pacific Gas
			Employees Retirement System		and Electic Nuclear
			(1989 to 1994). Director of Forward		Decommissioning
			Funds (2000 to present).		Trust, Forward
Funds

Allen C. Brown,	Trustee	Since 2003	Co-owner of Stebleton & Brown	1	Blue Chip
Year of Birth:1943			(1994 to current). Estate planning		Investor Funds
and business attorney (1970 to
current).

George Cossolias	Trustee	Since 2003	Owner of George Cossolias &	1	Blue Chip
CPA,			Company, CPAs (1972 to current).		Investor Funds,
Year of Birth: 1935			President of Lubrication		Wireless Fund
Specialists, Inc. (1996 to current).

Mary L. Van	Trustee	Since 2003	Self-Employed Investment	1	None
Nostrand			Consultant (1992 to current).
Year of Birth: 1960			Owner, Registered Investment
Advisor VanNostrand &
Associates (2004 to Present).

(3) The address of each trustee is c/o Sycuan Funds, 1530 Hilton Head Road, Suite 210, El Cajon, CA 92019. * The trustee resigned from the Sycuan Funds Board of Trustees on September 11, 2009.

2009 Annual Report 17

Board of Trustees
Allen C. Brown
George Cossolias, CPA
Jeffrey R. Provence
Mary L. VanNostrand

Investment Adviser
Sycuan Capital Management, Inc.

Investment Sub-Adviser
A.Q. Johnson & Co., Inc.

Counsel
Thompson Hine LLP

Custodian
U.S. Bank, NA

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Sycuan
Value Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/09	FYE 9/30/08
Audit Fees	$14,350	$13,800
Audit-Related Fees	$0	$0
Tax Fees	$2,200	$2,200
All Other Fees	$600	$500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 9/30/09	FYE 9/30/08
Registrant	$2,800	$2,700
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By: /s/ Cody Martinez Cody Martinez President

Date: 12/8/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Cody Martinez Cody Martinez President

Date: 12/8/09

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/8/09